UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

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HOOPS SCOUTING USA
(Exact name of registrant as specified in its charter)

Wyoming	000-56389	38-4010393
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

63 Rocio Court

Palm Desert, CA 92260

Tel: (760) 636-4353

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements made in this current report (the “Form 8-K”) that are not historical or current facts are “forward-looking statements” made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 (the “Act”) and Section 21E of the Securities Exchange Act of 1934. These statements often can be identified by the use of terms such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “approximate” or “continue,” or the negative thereof. We intend that such forward-looking statements be subject to the safe harbors for such statements. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management’s best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond our control that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Item 1.01              Entry Into A Material Definitive Agreement.

Item 3.02              Unregistered Sales of Equity Securities.

Item 5.06              Change in Shell Company Status.

FORM 10 INFORMATION

Item 5.06 of Form 8-K states that if the registrant was a shell company before transactions changing the status of a shell company, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Hoops Scouting USA (the “Company”, “we”, “us” “our”) is providing the information that would be included in a Form 10 which information is described in the Company’s Form 10-K and Form 10-Q which were filed with the SEC on October 11, 2022 and February 14, 2023, respectively, and is hereby incorporated by reference.

We offer a basketball website for high school basketball players with aspirations of playing post-secondary basketball. Our website (the “Website”) will be the main hub and we are developing an app that will work in unison with the Website.

In furtherance of our business plan, on February 17, 2023, we entered into an Asset Purchase Agreement with Grit Performance Athletics Inc. (“Grit Performance”) to acquire all right, title and interest of Grit Performance and its Affiliates in the Grit Mobile Application and related products, including website, Instagram account, etc. (the “Assets”). The Assets are valued at $100,000 and were paid for by the issuance of 500,000 restricted shares of our common stock to Grit Performance.

The Grit app is an on demand digital training platform. It is designed for high level on and off court training for the serious athlete. The app was designed by professionals with over 30 years experience in training who have coached some of the best athletes in the world. The app is designed to make training easier and allows users to train more efficiently.

Grit App was developed for young players to train on their own anywhere anytime and be able to do the drills that the best professionals in the world work on during their off-season training.

Basketball has risen to the second most popular sport in the world. Players in the NBA are now coming from many international countries and people all over the world want to train like the NBA players do. Not everyone has access to pro trainers. The Grit App brings us closer than ever to working with top players and trainers.

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About the Gritt App

High level on and off court training for the relentless designed by professionals. GRIT was created to help eliminate the guess work from your training. Follow custom workout plans or build your own featuring workout segments daily created for your needs and level to take your game to the next level. Everything is designed to be done on your own (or with a partner). All you need is a basketball, a hoop, your device to view the app and a work ethic. Our coaching staff has worked with and coached (professionally) some of the best athletes in the world and has experience working with athletes of all ages and skill levels across the globe. All workouts contain drill videos from our 1000+ drill library in high resolution. Each drill has a tangible goal tracking reps or time to complete and is recorded right in the app so you can see if you are tangibly improving.

The Grit App will operate seamlessly with the Hoops Scouting USA and be able to market to all Hoops a Scouting USA users and give them a deal on training or build packages that give them access to Hoops Scouting USA and the app for a single package price.

Historical Operations:

The Grit App was founded in 2020 by professional basketball coach and trainer Doug Plumb. Doug has coached professionally in the NBL in Canada and was the 2022 NBL Coach of the year while leading the London Lighting to the NBL title. Doug has worked with multiple NBA players to refine their skills. Players such as NBA All-Stars, Kevin Durant, Carmelo Anthony, and Donovan Mitchell are just a few of the NBA stars to have trained with Doug. The app got 3,500+ users in the first two months of operation with no advertising.

Competitive Conditions:

There are many well established companies in the industry such as Pure Sweat Training by Drew Hanlen which is another leading digital product. However, we believe that allowing high profile basketball players to sell their workouts through our platform and even working in conjunction with some people doing similar business as us, we can maximize revenues. In addition, our lead trainer and program creator Doug Plumb has a plethora of experience not only on the player development side of things but also coaching professional and working 3,330 lifetime users. Currently there are 757 users in the daily grind premium section which is the premium portion of the app that is all encompassing.

With NBA level talent both on the performance side and marketing side. Doug’s network or players from university to pro, professional coaches globally and some of the most influential basketball trainers in the world (see Dribble2much and Chris Brickley) are untapped markets and will be included into the fold in revenue sharing programs to help generate a lot of eyeballs on the app. Both of these people are close friends with our team and are ready to get on board when we take the next step. Between the two there are 4 + million followers on Instagram.

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There are other entities on the market however there are nothing as thorough, as real or as in depth as what the GRIT app does for the modern athlete on the market. This app was created by professional coaches not simply trainers, the flow of workouts and programs have been used with thousands of athletes from grade school to the NBA globally for 20+ years and features the GRIT proprietary 4 quarter workout plan which is an all-encompassing holistic development model for athletes incorporating elements of skill development, consistent testing, data input and comparison, weekly challenges, strength and conditioning, digital one on one coaching, video breakdown and digital mentorship + evaluation via currently College / University coaches - all inside the app.

BUSINESS OPERATIONS

Our strategy with the Grit App is to recruit current and former NBA and NCAA players and coaches as well as respected trainers to have their workouts on the app and do a revenue share with them. This will allow them to sell the program on the app as their personal workout program and motivate them to sell it as they receive a portion of all revenues from their workout.

Products and Services

Hoops Scouting USA will continue to focus on basketball scouting services. The acquisition of the Grit App allows us to offer a separate product for those using Hoops Scouting USA app as well as having a separate revenue stream of people using the app only. We think we can use both products a separate entity as well as advertise each through each other.

Grit App currently offers THE DAILY GRIND: GRIT + PREMIUM ZONE - One stop shop for the modern driven athlete. Daily workouts segments for custom programming tailored to your exact needs, comprehensive workout plans for specific improvement, inspiration, articles, videos, knowledge, discounts on GRIT products, strength & conditioning and more. Designed, created, managed and updated daily by professional coaches, trainers and athletes. This is the place to take your game to the next level. We have been where you want to go and we want to share our knowledge with you or how to achieve your aspirations.

The Grit App has the option for users sign up for monthly or yearly programs plus purchase individual workouts plans which they have lifetime access to. These levels are phased and encourage users to purchase the next progression of that portion of the app to enjoy 70 + workouts and workout segments with new workout added daily.

In the Grit App

We offer the following inside the app in addition to the video form workouts:

•	Free daily professionally programmed workouts (skill dev, shooting, ball handling, athletic dev., power, strength, mobility and yoga / injury prevention;

•	Informative Premium Content (advice, tips, basketball iq, sports psych etc.);

•	Film Breakdown;

•	Interviews;

•	Live Zoom Q&A;

•	Support from our staff of professional coaches and athletes from across the world via messages in the app;

•	Coaching Insight; and

•	Basketball IQ Seminars and Tips.

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Sales & Marketing

The Grit app can take on advertisers which can be put on all user and franchisee pages of the app.

HSU plans to use NBA, NCAA and other Professional as well as the world’s top trainers to help advertise the app. The profit share structure we plan to implement allows these players to advertise via social media and share in users’ profits. Marketing to date includes email marketing and brand deign, customer acquisition and marketing photography.

Future Plans

The Grit App also has the capability of being franchised to any basketball club or trainer with the front-end graphics being tailored to that specific user. This will allow anyone to use the app, but have it look as their own. HSU plans to sell franchises to different clubs and organizations while receiving an initial franchise fee as well as a fee from every user form each franchise.

Customers

We currently have 3,500 customers. Our principal customers are youth to professional athletes globally there is something for all levels inside the app. Beginners to advanced segments and drills are housed inside the app. The guess work is taken out for athletes who choose to follow workout plans or to combine workout segments to fully customize their workouts.

12 Month Plan Of Operation

PHASE 1 - February to April 2023

IT Systems Setup, Web Site

Time frame: 1st to 2nd month

Estimated costs: $5,000-$10,000

This initial stage will provide the company with an online presence and also provide adequate communication capabilities with prospective customers, manufacturers and investors. This stage of building our communication network will be our main priority. The app needs its own website. We will focus on a ‘click funnel’ style of attack here.

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GRIT + App Staff On Boarding

Time frame: 1st to 2nd month

Estimated costs: $10,000 / Monthly

We will be hiring supplementary staff to handle daily creation of content on social, managing of the backend of the app, communications, email marketing, google SEO and organizing the logistics of content creation (both B roll and active app workout flows). This team will also be responsible for working strategic partnerships and advertising revenue inside the app.

Content Reshuffling + App Updating + Influencer Onboarding

Time frame: 2nd to 3rd month

Estimated costs: $25,000-$50,000

We have untapped potential with our sphere of influence in names such as Chris Brickley (NBA Skills Trainer), Shaedon Sharpe (NBA Player), Dribble2Much (NBA Trainer) etc.

We will try to sign deals and film content with these people to have additional content and subsections of the app which are specific to their target audience or skill set. For example, Shaedon Sharpe’s Jump Program, Chris Brickley dribbling program.

We will try and sign deals with each individual that incentivizes them to push the program weekly on their social channels and gain viewership of their followings on social.

PHASE 2 - April – June 2023

Re-Launch of New Content and Updated App: Influencers + Solidifying product offerings

Estimated costs: $15,000-$40,000

During this phase we will soft launch the content and figure what is working and where we need to retool.

We will have and already to do have proprietary GRIT + content and workouts (hundreds of workouts and thousands of drills) but will use this time period to establish who we want to be the faces of the app moving forward based on sales metrics that the influencers are bringing in.

The money needed in this phase will be for backend app development, continued marketing / ad buys, daily management and ongoing daily content creation both internally and continuing to build programs / partnerships with professional & high profile athletes.

Canadian + US AAU / Prep / University Level Partnerships

April – July 2023

Estimated costs: $25,000 - 30,000

During this time period we will meet with our network of coaches / contacts internationally and onboard their programs into daily use of our app. We will do this by meeting with these organizations / people and figuring out how we as an entity can streamline their workflow and free. This subsection will be portals and hubs for organizations or individuals to run their digital training out of.

Instead of targeting individual athletes we will add significant users by onboarding whole programs. These programs will pay a flat monthly fee or a percentage-based revenue split based on what is more advantageous for their needs and our company model.

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Revenue needed for this phase will be for travel to meet these organizations and the actual backend custom creation of these GRIT + powered portals. All of this will live natively inside the app and athletes / coaches / organization will login to a private portal which will populate their version of the app.

Target market includes Nike EYBL Circuit Teams (top AAU), Canadian Youth Clubs, Individual Trainers looking for extra revenue, etc.

PHASE 3 - July – September 2023

Pre-Season / Sumer Training Program Creation and Management

Estimated costs: $10, 000 - $30,000

Targeting the individual athlete looking for skill improvement we undercut the market here and go direct to consumer to push them into our preexisting build out workout programs for all of their needs.

Heavy presence of digital marketing here and continued work on corporate sponsorships to increase visibility of who and what we are.

Continued and daily management of the app including custom portals and new program creation.

PHASE 4 - September – October 2023

High-school Program Partnerships (USA + CAN)

Estimated costs: $10, 000 - $15,000

We will sign entire programs up to use our app for one-time fee for their preseason skill and strength and conditioning training .

PHASE 5 – November 2023 to January 2024

Drive Sales, Advertising Revenue + Physical Product Launch + Event Launches

Estimated costs: Unknown

By this point we will have a solid user base and we want to look to reduce rates for the app and offset revenue with Advertising revenue in app which companies can sell product or push events inside the app.

We will add the ability to purchase GRIT + Training supplies and create special supplementary workouts / programs which these products are necessary for athletes to complete on their own.

We also will unitize the custom base build at this point in time to increase brand awareness by having athlete driven contests / social media marketing to push meet and greets + digital / physical events that correspond with the programming we have in the app.

We will start to gamify things in the app and use the network created inside the app but also via social media channels of our influencers. Gamification will have a massive impact on social impressions and enhance our stock to potential customers but also to advertisers.

During this period and all periods our sales , content creation and marketing teams will be working on daily app management and forecasting programs which will be periodized in accordance with the type of training that makes the most sense for athletes.

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The shares to be issued to Grit Performance will be issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Regulation S as the securities were issued in an “offshore transaction”, as defined in Rule 902(h) of Regulation and the Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. Grit Performance is not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. person.

Item 9.01. Financial Statements and Exhibits.

Financial Statements

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on October 11, 2022 and on its latest Form 10-Q filed on February 14, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPS SCOUTING USA

Dated: February 21, 2023	By:	/s/ Jamie Oei
Jamie Oei
President, C.E.O & Director

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